Merrill Lynch Life Insurance Company
4333 Edgewood Road NE
Cedar Rapids, IA 52499

September 4, 2009

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

     Re: Merrill Lynch Variable Life Separate Account

           Merrill Lynch Investor Life - Registration No. 33-41830
           Merrill Lynch Investor Life Plus – Registration No. 33-41829
           Merrill Lynch Estate Investor I – Registration No. 33-55678
           Merrill Lynch Estate Investor II – Registration No. 33-55472
           Merrill Lynch Legacy Power – Registration No. 333-47844

Commissioners:

Merrill Lynch Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended June 30, 2009 for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Filings:

BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio, SEC File No.: 811-03091
BlackRock Bond Portfolio, SEC File No.: 811-03091
BlackRock Fundamental Growth Portfolio, SEC File No.: 811-03091
BlackRock Global Allocation Portfolio, SEC File No.: 811-03091
BlackRock High Income Portfolio, SEC File No.: 811-03091
BlackRock Government Income Portfolio, SEC File No.: 811-05742
BlackRock Large Cap Core Portfolio, SEC File No.: 811-03091
BlackRock Money Market Portfolio, SEC File No.: 811-05742

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund, SEC File No.: 811-03290
BlackRock Money Market V.I. Fund, SEC File No.: 811-03290
BlackRock Fundamental Growth V.I. Fund, SEC File No.: 811-03290
BlackRock Global Allocation V.I. Fund, SEC File No.: 811-03290
BlackRock Global Growth V.I. Fund, SEC File No.: 811-03290
BlackRock Government Income V.I. Fund, SEC File No.: 811-03290
BlackRock S&P 500 Index V.I. Fund, SEC File No.: 811-03290
BlackRock International Value V.I. Fund, SEC File No.: 811-03290
BlackRock Large Cap Growth V.I. Fund, SEC File No.: 811-03290

BlackRock Large Cap Value V.I. Fund, SEC File No.: 811-03290
BlackRock Value Opportunities V.I. Fund, SEC File No.: 811-03290
BlackRock Utilities and Telecommunications V.I. Fund, SEC File No.: 811-03290

AIM Variable Insurance Funds

AIM V.I. Capital Appreciation Fund, SEC File No.: 811-07452
AIM V.I. International Growth Fund, SEC File No.: 811-07452
AIM V.I. Core Equity Fund, SEC File No.: 811-07452

AllianceBernstein Variable Products Series Fund, Inc.

Growth and Income Portfolio, SEC File No.: 811-05398
Large Cap Growth Portfolio, SEC File No.: 811-05398

Davis Variable Account Fund, Inc.
Davis Value Portfolio, SEC File No.: 811-09293

MFS Variable Insurance Trust

MFS Emerging Growth Series, SEC File No.: 811-08326

PIMCO Variable Insurance Trust

Total Return Portfolio, SEC File No.: 811-08399

Seligman Portfolios, Inc.

Seligman Smaller-Cap Value Portfolio, SEC File No.: 811-05221

Van Kampen Life Investment Trust
Emerging Growth Portfolio, SEC File No.: 811-04424

MLIG Variable Insurance Trust

Roszel/Delaware Trend Portfolio, SEC File No.: 811-21038
Roszel/Allianz CCM Capital Appreciation Portfolio, SEC File No.: 811-21038

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (727) 299-1830.

Very truly yours,

/s/ Arthur D. Woods
Arthur D. Woods, Vice President

cc: Priscilla Hechler
     Gayle Morden